UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)                                                                                     April 6, 2010

SOLTERA MINING CORP.
(Exact name of registrant as specified in its chapter)

Nevada	000-51841	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Bahnhofstrasse 23, Zug, Switzerland		6300
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  303 800 5752

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

On March 29, 2010 Soltera Mining Corp., together with Fabio Montanari, its CEU and President, and Incas Mineral, S.A., its wholly owned subsidiary, entered into an assignment agreement (the “Assignment Agreement”) whereby Mr. Montanari agreed to assign to the Incas Mineral, S.A. and Soltera all of his right, title and interest in each of the Joint Venture Agreement and the Option Agreement (collectively, the “Original Agreements”), subject to the terms and conditions contained in the Assignment Agreement.  The Original Agreements were assigned to Incas Mineral, S.A. and Soltera with the consent of the property owner on the effective date of February 8, 2010 at no cost to the companies.  See Exhibit 10.19 – Assignment Agreement for more details.

On February 8, 2010, Mr. Montanari entered into a joint-venture or joint enterprise agreement dated February 8, 2010 with Antonio Augustin Giulianotti (the “Joint Venture Agreement”).  Pursuant to the terms of the Joint Venture Agreement, the titleholder (Mr. Giulianotti) has the right to mine gold-bearing material from the surface of the El Torno gold property whilst exploration for major gold deposits is being carried out by Mr. Montanari or his assignees, Soltera and Incas Mineral, S.A.  The principal terms of the Joint Venture Agreement are as follow:

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a)	The joint venture is 90% Incas Mineral, S.A. and Soltera and 10% Giulianotti.
b)	Giulianotti provides the gravity concentration plant and the right of access to the processing plant location. Incas Mineral, S.A. and Soltera provides all necessary funding and expertise.
c)	Incas Mineral, S.A. has right of access to the plant.
d)	The product (gold) is split between the partners 90% Incas Mineral, S.A. and Soltera and 10% Giulianotti and each is responsible for disposal of their own share.
e)	If production ceases for any reason, ownership of the processing equipment passes to Incas Mineral, S.A.
f)
The duration of the joint venture is for four years from 4th February 2010, renewable for a further four years provided that 50% of the gold-bearing alluvial material has been removed during the first four years.

See Exhibit 10.20 - Joint-Venture or Joint Enterprise Agreement for more details.

Also on February 8, 2010, Mr. Montanari entered into an exploration contract with an option to purchase dated February 8, 2010 with Antonio Augustin Giulianotti (the “Option Agreement”).  Pursuant to the terms of the Option Agreement Mr. Montanari or his assignees, Soltera and Incas Mineral, S.A., has the right to explore the Sur Eureka copper property for a period of six months (8 February to 30 July 2010) provided the following option payments are made:

1.	US$30,000 on or before February 8, 2010;
2.	US$70,000 on or before February 9, 2010; and
3.	US$50,000 on or before March 20, 2010.

As of the date of the Assignment Agreement, Soltera has made all the option payments and as a result, Incas Mineral, S.A. and Soltera now have the right to purchase the Sur Eureka property from Mr. Giulianotti at any time during the term of the Option Agreement for a total of US$1.5 million.  If this payment is not made in full by 30 July 2010, then Soltera loses the option to purchase, but retains right of first refusal to buy the property for a period of three years until July 30, 2013.

Sur Eureka is a mineral title area of 2,926 hectares with some old mine workings and potential for copper mineralisation, located about five kilometres from the El Torno gold property.

See Exhibit 10.21 - Exploration Contract with an Option to Purchase for more details.

Item 7.01.  Regulation FD Disclosure.

Limitation on Incorporation by Reference:  In accordance with general instruction B.2 of Form 8-K, the information in this report, including Exhibits 10.19, 10.20, and 10.21, is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The information contained in Exhibits 10.19, 10.20, and 10.21 is incorporated herein by reference.

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Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description
10.19	Assignment Agreement dated March 29, 2010 among Fabio Montanari, Incas Mineral, S.A., and Soltera Mining Corp.	Included
10.20	Joint-Venture or Joint Enterprise Agreement dated February 8, 2010 between Antonio Augustin Giulianotti and Fabio Montanari.	Included
10.21	Exploration Contract with an Option to Purchase dated February 8, 2010 between Antonio Augustin Giulianotti and Fabio Montanari.	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Soltera Mining Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

SOLTERA MINING CORP.

Dated:  April 6, 2010                                                                                     By:/s/ Fabio Montanari
Fabio Montanari – CEO & Director

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Exhibit 10.19

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ASSIGNMENT AGREEMENT

THIS ASSIGNMENT AGREEMENT dated the 29th day of March, 2010,

AMONG:

FABIO MONTANARI, a businessman with European Union Passport No. E571059, with actual domicile at Obispo Padilla 588, District of Nieva, city of San Salvador de Jujuy, Province of Jujuy

(the “Assignor”)

AND:

INCAS MINERAL, S.A., an Argentinean company with a business office at Bahnhofstrasse 23, Zug, Switzerland, 6300

(the “Assignee”)

AND:

SOLTERA MINING CORP., a company incorporated under the laws of the State of Nevada and having its executive office located at Bahnhofstrasse 23, Zug, Switzerland, 6300

(“Soltera”)

AND:

ANTONIO AUGUSTIN GIULIANOTTI, a businessman with N.I.D. (National Identity Document) No. 7.379.817, with domicile in Dr. Aparicio Street No. 667, District of Ciudad de Nieva, city of San Salvador de Jujuy, Province of Jujuy

(the “Owner)

WHEREAS:

A.
pursuant to a joint venture agreement (the “Joint Venture Agreement”) between the Owner and the Assignor dated February 8, 2010, the Owner has granted the Assignor access to and the right to mine the El Torno property;

B.
pursuant to an exploration contract with an option to purchase (the “Option Agreement”) between the Owner and the Assignor dated February 8, 2010, the Owner has granted the Assignor the right to explore and the option to purchase the Sur Eureka mine;

C.
the Assignor has agreed to assign to the Assignee and Soltera all of his right, title and interest in each of the Joint Venture Agreement and the Option Agreement (collectively, the “Original Agreements”) to the Assignee and Soltera, subject to the terms and conditions contained in this agreement;

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NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual promises, covenants, conditions, representations and warranties hereinafter contained and the sum of Ten ($10.00) Dollars now paid by the Assignee to the Assignor and for other good and valuable consideration, the receipt of which are acknowledged, and subject to the terms and conditions hereinafter set out, the parties have agreed and do agree as follows:

ARTICLE 1
Assignment of Original Agreement

1.1           The Assignor hereby irrevocably assigns, grants, transfers and sets over unto the Assignee and Soltera as and from the 8th day of February, 2010, the following:

(a)	the Assignors right, title and interest in the Original Agreements;

(b)	any and all obligations and payments payable under the Original Agreements; and

(c)	any other benefits and advantages to be derived from the Original Agreements.

ARTICLE 2
Assignor’s Authority to Assign the Original Agreements

2.1           The Assignor represents and warrants to the Assignee and Soltera that he has good right, full power and absolute authority to assign its interest in the Original Agreements to the Assignee and Soltera.

ARTICLE 3
Assignee’s Authority to Accept Assignment of the Original Agreements

3.1           The Assignee covenants with the Assignor that with respect to the interest assigned in Section 1.1 hereof, the Assignee will observe and perform the Assignor’s covenants, obligations and agreements contained in the Original Agreements, whether those covenants, obligations and agreements arose before, on or after February 8, 2010.

3.2           The Assignee represents and warrants to the Assignor that it has good right, full power and absolute authority to accept the assignment of the Assignor’s interest in the Original Agreements.

ARTICLE 4
Consent of the Owner

4.1           The Owner agrees and consents to the assignment of the Assignor’s interest in the Original Agreements to the Assignee and Soltera pursuant to the terms and conditions of this agreement and the Original Agreements.

ARTICLE 5
Indemnification

5.1           The Assignee covenants and agrees to indemnify and save harmless the Assignor, its respective successors and assigns, of and from all obligations or liabilities, actions, suits, charges, losses, damages or expenses of any nature whatsoever (including legal costs on a solicitor and its client basis), to which the Assignor is subjected to under the Original Agreements, whether those obligations or liabilities, actions, suits, charges, losses, damages or expenses arose before, on or after February 8, 2010, provided however, that nothing herein will require the Assignee to reimburse the Assignor for any monies previously incurred or expended by the Assignor under the Original Agreements.

ARTICLE 6
Severability

6.1              If any one or more of the provisions contained herein should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provisions will not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

ARTICLE 7
Further Assurances

7.1           Each of the parties covenants and agrees, from time to time and at all times, to do all such further acts and execute and deliver all such further deeds and documents as will be reasonably required in order to fully perform and carry out the terms and intent of this Original Agreements.

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ARTICLE 8
Governing Law

8.1           This agreement and all provisions hereof will be governed by and construed in accordance with the laws of Nevada and of the United States applicable therein and will be treated in all respects as a Nevada contract.

ARTICLE 9
Enurement

9.1           This agreement will extend and enure to the benefit of and be binding upon all parties hereto and their respective heirs, successors and permitted assigns.

ARTICLE 10
Miscellaneous

10.1           The division of this agreement into sections and the insertion of headings are for convenience and reference only and will not affect the construction or interpretation of this agreement.

IN WITNESS WHEREOF this agreement was executed by the parties hereto as of the day and year first above written.

SIGNED, SEALED and DELIVERED                                )
by Fabio Montanari in the presence of:                            )
 )
/s/ Witness                                                              )
Signature of Witness                                                           )
)             /s/ Fabio Montanari
)             FABIO MONTANARI
Print Name                                                                             )
)
)
Address                                                                                 )
)
)
Occupation                                                                           )

The Common Seal of                                                           )
Incas Mineral, S.A.                                                             )
was hereto affixed in the presence of:                              )
)                                           C/S
/s/ Authorized Signatory                                    )
)
Authorized Signatory                                                         )

The Common Seal of                                                           )
Soltera Mining Corp.                                                         )
affixed                      was hereunto in the presence of:    )                                           C/S
)
/s/ Authorized Signatory                                   )
)
Authorized Signatory                                                         )

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SIGNED, SEALED and DELIVERED                               )
by Antonio Augustin Giulianotti                                     )
in the presence of:                                                               )
)
/s/ Witness                                                             )
Signature of Witness                                                          )                      /s/ Antonio Augustin Giulianotti
)
)             ANTONIO AUGUSTIN GIULIANOTTI
Print Name                                                                             )
)
)
Address                                                                                 )
)
)
Occupation                                                                           )

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Exhibit 10.20

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Joint-Venture or Joint Enterprise Agreement

In the city of San Salvador de Jujuy, Province of Jujuy, on 8th February 2010, between on the one part Mr. Antonio Augustin Giulianotti, N.I.D. (National Identity Document) No. 7.379.817, with domicile in Dr. Aparicio Street No. 667, District of Ciudad de Nieva, city of San Salvador de Jujuy, Province of Jujuy, who in this deed is acting in his own right and for and on behalf of MANUEL BERNAL MATEO, Argentinean, N.I.D. No. 131016435, according to special power of attorney No. 125 of 15th March 2006, which to date is still valid and has neither been revoked or limited, presented before Notary Public of this city Cesar Ricardo Frias, (hereinafter the TITLE HOLDER), and on the other part Mr. FABIO MONTANARI, Italian, with European Union Passport No. E571059, with actual domicile at Obispo Padilla 588, District of Nieva, city of San Salvador de Jujuy, Province of Jujuy, who in this deed is acting in a personal capacity for Incas Mineral SA only in relation to matters concerning this Contract, and in his capacity as person in charge of a Company or of a Joint-Venture to be named in the future, (hereinafter the INTERESTED PARTY), the parties jointly and in common agreement declare;

PRELIMINARY INFORMATION

The TITLE HOLDER has registered in his name, before the Court of Mines of the Province of Jujuy, the mining property identified as File 255-2-1948, with Mining Registry Palca Ingenio, located in the Department of Santa Catalina of this Province, with 30 hectares (thirty hectares) and in process through file 089-B-1996 Mine El Torno Norte with 2352 hectares (two thousand three hundred and fifty two hectares) and file 090-B-1996; Mine El Torno Sur with 1565 hectares (one thousand five hundred and sixty five hectares), Mine Manolo with 600 hectares (six hundred hectares) and File 064-B-19996; Mine La Despreciada, with 3314 hectares (three thousand three hundred and fourteen hectares) and File 127-G-1997 (hereinafter the MINING PROPERTY); and he is also entitled to the Right of Access, file 1356-G-1984 in the area where the gravitational concentration plant and the dam for the capture of water are located

FIRST:                      DECLARATIONS AND GUARANTEES

1- THE TITLE HOLDER declares and guarantees to THE INTERESTED PARTY that:

a) He has the exclusive right to execute and carry out this Contract, which is binding and enforceable in accordance with its terms.
b) He has the proper and commercial right over all the MINING PROPERTY, which is free from any encumbrance, mortgage, attachment or lien.
c) There are no claims over the ownership of the MINING PROPERTY nor, to the best of his knowledge, grounds to such claims.
d) The Right of Access agreement relating to file 1356-G-1984 is in good standing and the TITLE HOLDER takes complete charge thereof: the eventual cost for the right will be paid by the INTERESTED PARTY.
e) There are other agreements and options relating to the exploration and exploitation of the MINING PROPERTY with the Company Incas Mineral S.A. which the INTERESTED PARTY has knowledge of and accepts.
f) To the best of his knowledge, information and belief, there are no legal actions either outstanding or to be initiated, no lawsuits, claims or disputes relating to the MINING PROPERTY or which could affect its possession.

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1.2.1
The declarations and guarantees established in the preceding clause 1.1 have been considered by the parties as conditions of the Contract and will remain in force for the whole period of this Contract, it being established that this contract is independent and does not modify nor alter in any way the contract duly signed with Incas Mineral S.A.

TWO: TERM

The period of validity of this Contract is fixed and established at four years, i.e. it will expire without fail on 4th February 2014. This term is renewable for another equal period at the discretion of the INTERESTED PARTY only if at least fifty percent of the ore reserves have been exploited.

THREE: EXPLOITATION

The INTERESTED PARTY and the TITLE HOLDER are interested in executing this present Joint Venture agreement to exploit the alluvial part of the MINING PROPERTY.

The TITLE HOLDER grants and confers to the Joint Venture, the following:
- The Gravitational Concentration Plant;
- The use of the Right of Access in the area where the Concentration Plant is located.

The INTERESTED PARTY delivers and confers to the Joint Venture:
- The necessary Capital for the exploitation, the putting into operation of the plant and all inherent expenses;
- The necessary mining Technology for its implementation and commissioning;
- The Work and the necessary mining technicians

The INTERESTED PARTY will take charge of all the works necessary to put the mine and the gravitational concentration plant into operation and in addition, he will manage all the works and will be the sole coordinator of all the decisions such as, for example, the amount of investments made, as well as the method, the time and the type of such investments The INTERESTED PARTY will be the sole coordinator in relation to the methods, the times and the type of exploitation, as well as all the modifications of and extensions to the exploitation plant, and the machinery to be used for earth movement etc., and will also be solely responsible for technical, economic and operational management.

It is established that the INTERESTED PARTY is solely and exclusively responsible for civil liability for any reason and he must take out the necessary civil and/or work-related insurance and take any necessary precautions. – The owner will be able to contract the insurance for eventual losses if this were not taken out, all at the expense of the INTERESTED PARTY.  The INTERESTED PARTY is the one responsible for taking measures for the approval of any environmental impact with the competent authorities.

The INTERESTED PARTY will be responsible for the contracting of personnel necessary for the fulfilment of his contractual obligation and in respect of said personnel, must strictly comply with current stipulations on matters of labour and pension legislation.

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The installations for the hydro-mechanical concentration plant consist of:
- Laying of power line for the water intake pumps and electric motors of the plant (revolving screen, centrifuge, etc.).
- Dam for the pumping of water and dikes for the sedimentation of mud.
- 1 assembly of Australian tanks for the storage of water with a capacity of 314,000 litres.
- Construction of a building for the hydro-mechanical concentration plant and reinforcement of the same with a hopper reinforced in stone and cement.
- 2 electric water pumps: 1 of 8Hp and 1 of 25Hp;
- 2 fixed screens with a diameter of aperture of 2 inches;
- 1 steel feed hopper;
- 1 Revolving Screen 6m in length X 1.80m in diameter;
- 1 set of primary recovery chutes;
- 1 set of secondary recovery chutes;

The gravitational concentration plant may be totally modified, remodelled and altered, and the TITLE HOLDER is under no obligation to make any investment to such end.  At the termination of this contract or if the exploitation is not profitable, the gravitational concentration plant will become the exclusive property of the INTERESTED PARTY.

FOUR: THE RIGHT OF ACCESS

The Right of Access will be used for the joint venture at the terms set down in the agreement relating to the same Right of Access.

FIVE: EARNINGS

The Joint Venture agreement will not give rise to a new company: the company of the TITLE HOLDER and the INTERESTED PARTY will work in consortium with 10% ownership for the TITLE HOLDER and 90% ownership for the INTERESTED PARTY.  Then, the division of the gross product of the gravitational concentration plant will be divided in the ratio of 10% for the TITLE HOLDER and 90% for the INTERESTED PARTY.  Each one of the parties will sell their product independently. Control of the exploitation will be taken by the TITLE HOLDER and/or any other person that he may designate, and this person will have all the necessary authorizations. -

SIX: ADMINISTRATION AND TAX

Each one of the Parties will have their own administration. The administration of the project which is the subject of the Joint Venture will be held by the INTERESTED PARTY in all its forms.

The INTERESTED PARTY and the TITLE HOLDER will pay the taxes which correspond to each of them.

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SEVEN: TRANSFER OF RIGHT AND OBLIGATIONS

The INTERESTED PARTY can only transfer this contract to the company INCAS MINERAL SA.

EIGHT: COMPETENT COURT, JURISDICTION AND ADDRESS

For all legal purposes, whether judicial or extrajudicial, the parties submit only to the jurisdiction of the Ordinary Courts of the Province of Jujuy, expressly waiving any other jurisdiction, especially a Federal one, and notifications sent to the following addresses will be valid:

The INTERESTED PARTY: FABIO MONTANARI, Calle Independencia 219,  city of San Salvador of Jujuy, Province of Jujuy, Telephone +1 303 800 5752, +54 388 4884560 or +39 347 351 8362, Fax +39 070 7731262, E-mail fabiomontanari1@gmail.com

The TITLE HOLDER: Mr. Antonio Augustin Giulianotti, Dr. Aparicio Street, No. 667, District of Nieva, city of San Salvador de Jujuy, Province of Jujuy, Telephone +54 (0)388 4242722 or +54 388 581 5066, E-mail tumicul@hotmail.com

As proof of acceptance, the parties sign four originals for the same purpose and to one effect, in the city of San Salvador de Jujuy, Province of Jujuy, Republic of Argentina on 8th February 2010. -

Fabio Montanari                                                                                     Antonio Augustin Giulianotti

/s/ Fabio Montanari                                                                                                /s/ Antonio Augustin Giulianotti

Incas Mineral S.A. concurs with that agreement.

Per:  /s/ Fabio Montanari

Fabio Montanari
President

Book 152, folio 57, record 114
SS de Jujuy, 08/02/2010.-
Pages; 00697599 to 00697600

 THREE NOTARY PUBLIC STAMPS: CERTIFICATION OF SIGNATURES

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NOTARIAL RECORD
NOTARY’S STAMP                                                                                                     NATIONAL STAMP
Law 4884/96
CERTIFICATION OF SIGNATURES
A 00697599

S. S. de Jujuy, 8th February 2010

The person who has signed and placed his stamp at the foot of this document, Notary Public CESAR RICARDO FRIAS, National Notary Public, Holder of Registration No.36 with domicile in the city of San Salvador de Jujuy.

DOES HEREBY CERTIFY; FIRST: THAT the signature(s) that appear(s) in this Public Deed attached to this sheet (Joint Venture or Joint Enterprise)
is/are placed in this deed, in his presence, by the person(s) whose name(s) and identity document(s) are mentioned below:

FABIO MONTANARI with Passport of the European Union, Republic of Italy No. E 571059 y ANTONIO AUGUSTIN GIULIANOTTI, N.I.D.  Nº 7379817, who verify their identity in accordance with Article No. 1002, paragraph c, of the Civil Code, amended by Law No. 26240; I certify.-

SECOND: That said person(s) is/are acting in their own right.—

THIRD; That the corresponding requirement(s) and signature(s) have been recorded simultaneously in the Book of Requirements No. 152 on sheet 67 Entry 114, with stamp(s) No. 00461781-00461782 being attached to said instrument and to such book.

NOTARY PUBLIC’S STAMP AND SIGNATURE

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Exhibit 10.21

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 EXPLORATION CONTRACT WITH AN OPTION TO PURCHASE

In the city of San Salvador de Jujuy, Province of Jujuy, on 8th February 2010, between on the one part Mr. Antonio Augustin Giulianotti, N.I.D. (National Identity Document) No. 7.379.817, with domicile in Dr. Aparicio Street No. 667, District of Ciudad de Nieva, city of San Salvador de Jujuy, Province of Jujuy, who in this deed is acting in his own right and for and on behalf of JUAN PABLO GIULIANOTTI, Argentinean, N.I.D. Nº29707995; CLAUDIA KARINA GIULIANOTTI, Argentinean, N.I.D. Nº23946342 and MARÍA GABRIELA GIULIANOTTI, Argentinean, N.I.D. Nº22777383; ABRAHAM ALFREDO CABEZAS, N.I.D. Nº11256394 and ANA MARÍA IBAÑEZ, N.I.D. Nº6435121, in accordance with special power of attorney of July 6th, 2007, which to date is still valid and has neither been revoked or limited, presented before Notary Public of this city Cesar Ricardo Frias (hereinafter the “TITLE HOLDER”), and on the other part Mr. FABIO MONTANARI, with Italian Passport No. E571059, with current domicile at Obispo Padilla 588, Borough of Nieva, city of San Salvador de Jujuy, Province of Jujuy, who in this deed is acting as an individual and in his capacity as person in charge of a Company or of a Joint Venture to be named in the future, (hereinafter the “INTERESTED PARTY”), the parties jointly and in common agreement declare;

PRELIMINARY INFORMATION

The TITLE HOLDER has registered in his name, before the Court of Mines of the Province of Jujuy, the mining property identified as file 020-G-1997 registered as Sur Eureka mine, with an area of 2926 hectares, located in the Department of Santa Catalina of this Province, (hereinafter the MINING PROPERTY).

As the INTERESTED PARTY wishes to obtain from the TITLE HOLDER the exclusive right to explore the MINING PROPERTY, with an option to purchase it, the INTERESTED PARTY and the TITLE HOLDER agree to execute a Contract, subject to the following articles:

ONE: DECLARATIONS AND GUARANTEES

1- The TITLE HOLDER declares and guarantees to the INTERESTED PARTY that:

a) He has the exclusive right to execute and carry out this Contract, which is binding and enforceable in accordance with its terms.
b) He has the proper and commercial right over all the MINING PROPERTY, which is free from any encumbrance, mortgage, attachment or lien.
c) There are no claims over the ownership of the MINING PROPERTY nor, to the best of his knowledge, any grounds to such claims.
d) There are no other agreements in force nor options relating to the exploration or the exploitation of the MINING PROPERTY.
e) To the best of his knowledge, information and belief, there are no legal actions either outstanding or to be initiated, no lawsuits, claims or disputes relating to the MINING PROPERTY or which could affect its possession
f) The MINING PROPERTY has not been explored or exploited with mechanical equipment that might have caused environmental changes or damage or with the potential to cause environment damage in the future, such as drainage of acid rocks.

1.2.1           The declarations and guarantees established in preceding clause 1.1 have been considered by the parties as conditions of the Contract and will remain in force for the whole period of this Contract and following the purchase of the MINING PROPERTY by the INTERESTED PARTY; consequently each party is obliged to indemnify and release the other from any loss, damage, cost or legal action which may result from the misrepresentation of any of the preceding declarations and guarantees.

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TWO: TERM

The period of validity of this Contract will begin once it has been signed and it will remain in force for the time necessary for the fulfilment of the stipulations of articles NINE and TEN.

THREE: EVALUATION AND EXPLORATION

The TITLE HOLDER grants the INTERESTED PARTY the exclusive possession of the MINING PROPERTY for the term of this Contract, authorizing him to exercise all mining rights conferred on the TITLE HOLDER, which includes the exclusive right to assess the MINING PROPERTY and carry out exploratory operations therein, as well as any other work relating to this activity, according to the method, form and extent that the INTERESTED PARTY may determine at his own discretion.

FOUR:

4.1 In this deed the TITLE HOLDER delivers to the INTERESTED PARTY all the geological,   administrative and legal information in his possession on the MINING PROPERTY which is the subject of this Contract.

4.2
During the term of this Contract the INTERESTED PARTY, his dependents or representatives will have the right to conduct all exploratory activities on the MINING PROPERTY that the TITLE HOLDER has the right to conduct according to the Argentinean Mining Code.

4.3
The TITLE HOLDER authorizes the INTERESTED PARTY to conduct on the MINING PROPERTY topographical, geographical and geophysical surveys, drilling works, trench and well works or any other kind of mining work of an exploratory nature.  The INTERESTED PARTY will be able to extract, analyze and process samples, both geochemical and metallurgical, including those of an industrial size, send them to laboratories or research centres and deliver samples at necessary volumes to be tested by potential buyers.

4.4
The INTERESTED PARTY, his representatives, dependents, agents, his own workers or those belonging to contractors, will have the right to access the MINING PROPERTY without any limitation and to introduce into the property all machines, tools, equipment and supplies deemed necessary or appropriate.  At the termination of this Contract, for any reason, within one hundred and twenty (120) calendar days starting from the date of termination of this Contract, the INTERESTED PARTY may remove said machines, tools, equipment and supplies at his own expense.

4.5
 The TITLE HOLDER or his representatives will have the right to access the MINING PROPERTY.  The INTERESTED PARTY will not be held responsible for any damage or loss that may be suffered by the TITLE HOLDER or his representatives on the occasion of their work and during visits to the MINING PROPERTY, with the exception of that caused by fault or negligence of the INTERESTED PARTY.

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FIVE:

5.1
The INTERESTED PARTY will be held responsible for the contracting of personnel required for the fulfilment of his contractual obligation and in respect of said personnel, must strictly comply with current stipulations on matters of labour and pension legislation.

5.2	The INTERESTED PARTY is obliged to take out Liability Insurance in order to cover contingencies arising as a consequence of the activities that the INTERESTED PARTY carries out on the MINING PROPERTY.

5.3
The INTERESTED PARTY is obliged to keep the TITLE HOLDER free from liability for any damage or loss as a consequence of judgements or claims of a work-related, civil, commercial or criminal nature made by third parties as a consequence of the activity carried out by the INTERESTED PARTY in the execution of this Contract, as well as damage caused to third persons, their personnel and/or subcontractors and that caused to the environment.  In any of the events mentioned above, the INTERESTED PARTY will bear the legal defence costs of the TITLE HOLDER in the courts.

SIX:

In case the option agreement is not exercised, the INTERESTED PARTY is obliged to provide the TITLE HOLDER with all data relating to deposits or evidence of minerals discovered during the evaluation and exploration of the MINING PROPERTY.

The TITLE HOLDER undertakes not to make any kind of declaration, presentation of documentation or take any other action, measures or steps of any kind relating to THE MINING PROPERTY, before the Court of Mines of the Province of Jujuy nor before other subsidiary establishment, without the prior consent of the INTERESTED PARTY.  Non-compliance with this will bring about the rescission of this Contract, at the discretion of the INTERESTED PARTY, with the TITLE HOLDER being held responsible for damage and loss caused to the INTERESTED PARTY as a consequence thereof.

The TITLE HOLDER can conduct audits of the exploration tasks and other mining activities that the INTERESTED PARTY carries out on the MINING PROPERTY, using his own auditors or those appointed by the TITLE HOLDER.

The INTERESTED PARTY will take all the necessary steps so that, should the case arise, the declarations of discoveries which are made in the area covered by the MINING PROPERTY and any other mining right,  are registered before the Court of Mines of the Province of Jujuy  and these will be registered under the name of the TITLE HOLDER.

The declarations and other mining rights registered in the name of the TITLE HOLDER as a consequence of exploratory works carried out by the INTERESTED PARTY within the MINING PROPERTY will be automatically incorporated into the same and as a consequence will be subject to the Option to Purchase and the remaining provisions of this Contract.

Unless the Court of Mines of the Province of Jujuy requires the measurement, staking out and registration of the MINING PROPERTY, or if there is a legal obligation to do so, the legal figures in force on the date the contract is signed will be held by the TITLE HOLDER until the INTERESTED PARTY exercises the Option to Purchase.

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The TITLE HOLDER will do everything necessary to maintain the validity of his right over the MINING PROPERTY.

SEVEN:

During the period of validity of this Contract, the TITLE HOLDER voluntarily refrains from carrying out acts of disposal of or encumbrance on the MINING PROPERTY, whatever they may be, including but not limited to: sales, transfers, mortgages, assignments, leases, contracting and hereditary leases.

In this deed the TITLE HOLDER signs a presentation to the Court of Mines of the Province of Jujuy requesting the registration of the restriction referred to in the paragraph above.  This restriction will be valid during the term of the Contract but can be lifted unilaterally by the TITLE HOLDER should the INTERESTED PARTY not exercise the Option to Purchase of this Contract at the terms established in article TEN.

In support of the said restriction, the TITLE HOLDER will proceed with the registration of this Contract before the Court of Mines of the Province of Jujuy, and failing this, will authorise the INTERESTED PARTY to formalize said registration. The costs of the stamp and fees received for services applicable according to the tax laws of the Province of Jujuy for the corresponding period up to the exercise of the Option to Purchase of the MINING PROPERTY, will be charged to the INTERESTED PARTY.

If the INTERESTED PARTY opts to purchase the MINING PROPERTY and its transfer could not be made due to the fault of the TITLE HOLDER before the date of expiry of the restriction, he must request that the Court of Mines of the Province of Jujuy register an extension of this period until the transfer is formalized and failing that, authorize the INTERESTED PARTY irrevocably to request such extension on his behalf.

EIGHT: RESCISSION

During the period this Contract is in force the INTERESTED PARTY may at any moment unilaterally give up the Option to Purchase and cancel this Contract, even after having exercised said Option to Purchase. This decision must be communicated to the TITLE HOLDER in a reliable manner and with no less than thirty (30) calendar days notice.  The Contract will terminate for both parties on the effective date of rescission specified in the notification.

This rescission will not grant the TITLEHOLDER the right to any claim whether as indemnity, loss or business interruption.

As from the effective date of rescission the INTERESTED PARTY will not be obliged to make the outstanding payments established in article TEN.

The TITLE HOLDER will be able to cancel this Contract if the INTERESTED PARTY does not comply with the payments established in article TEN, after thirty (30) days have passed since the TITLE HOLDER had requested such compliance in a reliable manner and in writing according to what is established in article NINETEEN.

NINE: OPTION TO PURCHASE

During the period of validity of this Contract, the INTERESTED PARTY will have the exclusive option to acquire the MINING PROPERTY, which will be understood to have been automatically executed once the INTERESTED PARTY completes the payments established in the article.

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TEN:

Once the Option to Purchase is executed, the TITLE HOLDER must sign and deliver all documents, proceed with all registrations and entries and take all steps required to execute the assignment or transfer of the MINING PROPERTY to the INTERESTED PARTY, free from any obligation, charge or encumbrance.

Moreover, the TITLE HOLDER will have the right to the following payment plan:

During the life of the mine, the TITLE HOLDER will receive 1% of the NSR (Net Smelter Return). This can be purchased by the INTERESTED PARTY for $ 1,000,000.00 (One Million US Dollars) anytime after the start of production.

Plus

Payment of a “total sum” of $1,500,000 (One Million Five Hundred Thousand US Dollars), subtracting from this amount the payments of the option already made.

10.1.
The total price the INTERESTED PARTY will pay to the TITLE HOLDER for Right of Exploration and Option to Purchase on the MINING PROPERTY including all titles, properties and mining rights which make up the property, consists of the “total sum” to be paid as follows:

- On 8th February 2010, the sum of US$30,000 (Thirty thousand US Dollars)

- On 9th February 2010, the sum of US$70,000 (Seventy thousand US Dollars).

- On 20th March 2010, the sum of US$50,000. - (Fifty thousand US Dollars). -

- On 30th July 2010, the sum of US$1,350,000 (One million three hundred and fifty thousand US Dollars).

10.2.
Once the Option to Purchase is exercised in the way indicated in paragraph 10.1., then the assignment or transfer of ownership of each and every one of the properties and mining rights which make up the MINING PROPERTY must be signed before a Notary Public who will be appointed by the INTERESTED PARTY.  The said transfer must be made within thirty (30) working days counted as from the date the Option to Purchase was put into effect.  The costs of drawing up the deed, stamp and fees applicable to such assignment or transfer according to the tax regulations of the Province of Jujuy will be borne equally by the parties.

10.3.
If by 30th July 2010 the payment of the sum of US$ 1,350,000 (One million three hundred and fifty thousand US Dollars) is not made, the INTERESTED PARTY will have a priority on the right of option for the purchase of the MINING PROPERTY for three years.  If the TITLE HOLDER opts in that time to sell or contract with a third party, the INTERESTED PARTY will have the right, at the same conditions and with a period of ten calendar days after notification to the address reported in this contract, to purchase or contract at identical conditions.

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ELEVEN: TERMINATION OF CONTRACT

11.2
If the INTERESTED PARTY or the TITLE HOLDER were to rescind the Contract, this would be terminated for both parties on the effective date of rescission as is indicated in the corresponding notification.

TWELVE:

When termination of the Contract takes place due to the reasons indicated in the previous paragraph, the INTERESTED PARTY must:

12
Give back possession of the MINING PROPERTY to the TITLE HOLDER.  The TITLE HOLDER will receive possession or ownership of the MINING PROPERTY, as the case may be, in the physical and legal condition it is in, with no right to claim indemnity for damages, losses, business interruption or reparation of any kind.

12.2	Sign, register and deliver to the TITLE HOLDER all documents required to verify the termination of the Contract before the Court of Mines of the Province of Jujuy or before interested third parties.

12.3
Leave the MINING PROPERTY within one hundred and twenty (120) calendar days from the effective date of termination of the Contract and remove from it, at his own expense, all machinery, tools, equipment, personal belongings and appliances brought in.  In order to comply with this obligation, the INTERESTED PARTY will be able to access the MINING PROPERTY during that period.

12.4
Deliver to the TITLE HOLDER within sixty (60) calendar days from the effective date of termination of the Contract, a copy of all maps, geological reports, tests results, drilling records and other technical data resulting from the exploration and evaluation tasks carried out by the INTERESTED PARTY.

THIRTEEN:

As from the effective date of termination of the Contract, it will lose all validity and effect for both parties, with the exception of the obligations established in the previous article and in article FOURTEEN of this Contract which will remain in force for an additional period of one (1) year.

FOURTEEN: CONFIDENTIALITY

All knowledge or information that the TITLE HOLDER acquires with regard to the results of the exploration conducted by the INTERESTED PARTY, methods applied, results of analysis, metallurgical tests, location of drilling, discoveries made, technology or inventions applied or as a consequence of any activity carried out by the INTERESTED PARTY by virtue of this Contract, will be kept secret by the TITLE HOLDER and deemed as confidential, unless the INTERESTED PARTY releases the TITLE HOLDER from this obligation in writing or the information is required from the TITLE HOLDER by state organisations, legally constituted for that purpose.  This applies for one (1) year after the termination of the Contract.

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FIFTEEN: FORCE MAJEURE

None of the parties will be held responsible for failure to fulfil their obligations under this Contract when it is due to reasons beyond their control, including, but not limited to; work-related conflicts, whatever their origin, and irrespective of the validity of the claim or whether the parties are in a position to pay it, as long as the conflict is not a consequence of non-fulfilment of the legal or contractual obligations of the parties; events in nature; laws, provisions, decrees or resolutions of any state authority; judicial sentences or decisions that prevent or alter the fulfilment of the contractual obligations or prevent, any permits or licences from being obtained under reasonable conditions; lack of availability or insufficiency of equipment and material in the country to carry out the tasks prescribed in this Contract; suspension of activities to remedy or prevent the present or future transgression of federal, provincial or municipal laws or regulations relating to the environment; acts of war or situations caused by insurrection or rebellion; fire; explosions; earthquakes; volcanic eruptions; storms; flooding; droughts and other adverse climatic conditions.

The affected party shall notify the other without any delay of the act of force majeure and the suspension of his obligations, stating the reason for such suspension and its estimated duration. The affected party shall resume the fulfilment of his obligations as soon as reasonably possible.

SIXTEEN: AREA OF INFLUENCE

All property, right or mining interest acquired by either of the parties during the term of this Contract in the areas adjacent to the MINING PROPERTY will be incorporated into the same, and consequently will be subject to the terms and conditions established herein.

SEVENTEEN: GENERAL CLAUSES

The investments that the INTERESTED PARTY makes in fulfilment of this Contract must be notified to the TITLE HOLDER together with the relevant supporting documents at the address established in this Contract for the receipt of notifications.

EIGHTEEN:

The relationship between the parties will be governed by the provisions of this Contract and subsidiarily by the Argentinean Mining Code and applicable Argentinean legislation.

Any controversy in the application or interpretation of this Contract will be subject to the jurisdiction of the Ordinary Courts of the City of San Salvador de Jujuy, with any other jurisdiction or legislation being waived.

NINETEEN:

If either of the parties were to fail to fulfil any obligation established in this Contract, the party affected by such omission will notify the party in default in writing and in a reliable manner of the said omission and the latter will not lose the rights conferred by this Contract, unless within thirty (30) calendar days from receipt of such notification, he has not taken all reasonable measures to remedy his non-fulfilment.

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If the party in default ceases to take the relevant measures to remedy his non-fulfilment within that period, the affected party will have the right to demand the remedy of such non-fulfilment through the courts or by any other means he deems appropriate, without prejudice to what is established in article EIGHT with regard to the rescission of the Contract.

TWENTY:

This contract will be to the advantage of and be binding upon the parties who sign it, as well as their respective heirs, executors, administrators, successors and beneficiaries.

TWENTY ONE:

Either party can freely assign all his rights and obligations arising from this Contract to third persons and can also enter into partnership with third persons for its fulfilment, by notifying the TITLE HOLDER in writing of the substantial conditions of such assignment or partnership.

The TITLE HOLDER can only assign his corresponding rights and obligations with the written consent of the INTERESTED PARTY and this consent cannot be refused without reasonable cause.

TWENTY TWO:

The purpose of the headings or titles of this Contract is to facilitate reference to the articles it includes but they do not affect nor limit the interpretation of the Contract.

TWENTY THREE: NOTIFICATIONS

Any notification relating to this Contract must be made in writing and can be delivered by hand or sent by prepaid registered mail, certified mail or by facsimile, addressed accordingly to:

The INTERESTED PARTY: FABIO MONTANARI, Calle Independencia 219, city of San Salvador de Jujuy, Province of Jujuy, Telephone +1 303 800 5752, or +39 347 351 8362, Fax +39 070 7731262, E-mail fabiomontanari1@gmail.com

The TITLE HOLDER, Mr. Antonio Augustin Giulianotti, Dr. Aparicio Street No. 667, District of Ciudad de Nieva, city of San Salvador de Jujuy, Province of Jujuy, Phone +54 (0) 388 4242722 or +54 388 581 5066 E-mail tumicul@hotmail.com

Any notification sent by facsimile will be considered to be delivered and received on the working day after the date of remittance of the facsimile.

Either party can notify the other in writing and in a reliable manner at any time of a change of their address and as from the effective date of delivery of such notification, the new address specified therein will be considered as the address of that party for notification purposes.

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As proof of acceptance, the parties sign four originals for the same purpose and to one effect, in the city of San Salvador de Jujuy, Province of Jujuy, Republic of Argentina on 8th February 2010.

Fabio Montanari                                                                                     Antonio Augustin Giulianotti

/s/ Fabio Montanari                                                                                                /s/ Antonio Augustin Giulianotti

Book 152, folio 57, record 113
SS de Jujuy, 08/02/2010.-
Pages; 00697597 to 00697598

 THREE NOTARY PUBLIC STAMPS: CERTIFICATION OF SIGNATURES

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NOTARIAL RECORD
NOTARY’S STAMP                                                                                                     NATIONAL STAMP
Law 4884/96
CERTIFICATION OF SIGNATURES
A 00697597

S. S. de Jujuy, 8th February 2010

The person who has signed and placed his stamp at the foot of this document, Notary Public CESAR RICARDO FRIAS, National Notary Public, Holder of Registration No.36 with domicile in the city of San Salvador de Jujuy.

DOES HEREBY CERTIFY; FIRST: THAT the signature(s) that appear(s) in this Public Deed attached to this sheet (EXPLORATION CONTRACT WITH OPTION TO PURCHASE)
is/are placed in this deed, in his presence, by the person(s) whose name(s) and identity document(s) are mentioned as follows:

FABIO MONTANARI, with Passport of the European Union, Republic of Italy, No. E 571059 and ANTONIO AUGUSTIN GIULIANOTTI, N.I.D. Nº 7379817; who verify their identity in accordance with Article No. 1002, paragraph c, of the Civil Code, amended by Law No. 26240; I certify

SECOND: That said person(s) is/are acting in their own right.

THIRD: That the corresponding requirement(s) and signature(s) have been recorded simultaneously in the Book of Requirements No. 152 on sheet 57 Entry 113, with stamp(s) No. 00481779-00481780 being attached to said instrument and to such book.

NOTARY PUBLIC’S STAMP AND SIGNATURE

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